Leases	6 Months Ended
Jun. 30, 2025
Disclosure of Leases [Abstract]
Leases	Leases
The Company has various lease agreements for certain of its offices, facilities and equipment, with a weighted average remaining lease term of 13.9 years and weighted average discount rate of 4.4% as of June 30, 2025. Leases may include one or more options to renew. Renewal terms are not included in the determination of the lease term unless the renewals are deemed to be reasonably certain at the time of lease commencement. The Company’s lease agreements do not contain any material residual value guarantees or material restrictive covenants. All leases were measured under a single criterion with the exception of those with terms not exceeding 12 months and low-value leases.
The following table outlines the carrying amounts of right-of-use assets:

	June 30, 2025	December 31, 2024
Land and improvements	$61	$63
Building and leasehold improvements and other	434	435
Total	$495	$498
The following table summarizes the depreciation of right-of-use assets:

	Three Months Ended June 30		Six Months Ended June 30
	2025	2024	2025	2024
Land and improvements	$1	$1	$2	$2
Building and leasehold improvements and other	11	19	23	33
Total	$12	$20	$25	$35

For the three months ended June 30, 2025 and 2024, the additions to right-of-use assets were $9 million and $0, respectively. For the six months ended June 30, 2025 and 2024, the additions to right-of-use assets were $22 million and $211 million, respectively.
For the three months ended June 30, 2025 and 2024, interest expense was $5 million and $7 million, respectively. For the six months ended June 30, 2025 and 2024, interest expense was $11 million and $15 million, respectively.
For the six months ended June 30, 2025 and 2024, cash outflow for leases was $56 million and $24 million, respectively.